                                                                    Exhibit 99.2

     UNAUDITED SUPPLEMENTAL GUARANTORS CONSOLIDATING FINANCIAL INFORMATION

     Sanmina-SCI Corporation ("Sanmina-SCI") and Sanmina-SCI Finance ULC, an unlimited liability company incorporated in the Province of Nova Scotia, Canada and a wholly owned subsidiary of Sanmina-SCI ("Finance Co."), intend to issue an aggregate principal amount of $450.0 million of senior secured notes (the "Notes"). The Notes will be guaranteed by all of our United States subsidiaries. In addition, the Notes to be issued by Finance Co. also will be guaranteed by Sanmina-SCI.

     The following unaudited consolidating financial information presents:

          (1) A consolidating balance sheet as of September 28, 2002 and the related statements of operations and cash flows for the year ended September 28, 2002, of (a) Sanmina-SCI, the parent; (b) the guarantor subsidiaries; (c) the non-guarantor subsidiaries; and (d) Sanmina-SCI, the guarantor subsidiaries and the non-guarantor subsidiaries on a consolidated basis, and

          (2) Elimination entries necessary to consolidate Sanmina-SCI with the guarantor subsidiaries and the non-guarantor subsidiaries.

     Investments in subsidiaries are accounted for on the equity method. The principal elimination entries eliminate investments in subsidiaries, intercompany balances and intercompany sales.

                          CONSOLIDATING BALANCE SHEET

                                                                   GUARANTORS    NON-GUARANTOR    CONSOLIDATING   CONSOLIDATED
                                                    SANMINA-SCI   SUBSIDIARIES    SUBSIDIARIES    ELIMINATIONS       TOTAL
                                                    -----------   ------------   --------------   -------------   ------------
                                                                                  (IN THOUSANDS)
ASSETS:
Current assets:
  Cash and cash equivalents.......................  $  454,998     $  112,519     $   497,017      $        --    $ 1,064,534
  Short-term investments..........................      99,140             --              --               --         99,140
  Accounts receivable, net........................       8,746        539,542         846,227               --      1,394,515
  Accounts receivable -- intercompany.............          --        973,401         725,742       (1,699,143)            --
  Inventories.....................................     147,405        324,442         651,169               --      1,123,016
  Deferred income taxes -- current................     205,719        141,553         (35,088)              --        312,184
  Income taxes receivable.........................      39,048         (8,963)          3,506               --         33,591
  Prepaid expenses and other......................      15,056         27,551          89,451               --        132,058
                                                    ----------     ----------     -----------      -----------    -----------
        Total current assets......................     970,112      2,110,045       2,778,024       (1,699,143)     4,159,038
Property, plant and equipment, net................     175,300        350,379         558,775               --      1,084,454
Goodwill and intangibles..........................     469,130        791,252         888,445               --      2,148,827
Intercompany accounts.............................   1,169,726       (115,248)       (102,615)        (951,863)            --
Investment in subsidiaries........................   4,568,731      1,169,023         125,457       (5,863,211)            --
Long term investments.............................      68,633          5,322              --               --         73,955
Deposits and other................................      28,669         14,924           8,190               --         51,783
                                                    ----------     ----------     -----------      -----------    -----------
        Total assets..............................  $7,450,301     $4,325,697     $ 4,256,276      $(8,514,217)   $ 7,518,057
                                                    ==========     ==========     ===========      ===========    ===========
LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
  Current portion of long-term debt...............  $   27,080     $  201,091     $    37,728      $        --    $   265,899
  Accounts payable................................     129,764        373,618         776,069               --      1,279,451
  Accounts Payable -- intercompany................        (221)     1,425,007       1,267,639       (2,692,425)            --
  Accrued liabilities.............................      47,157        161,436         157,907               --        366,500
  Accrued payroll and related benefits............      34,753         32,051          75,335               --        142,139
                                                    ----------     ----------     -----------      -----------    -----------
        Total current liabilities.................     238,533      2,193,203       2,314,678       (2,692,425)     2,053,989
Long-term liabilities
  Long-term debt, net of current portion..........   1,355,186        567,383          52,762               --      1,975,331
  Deferred income tax -- liability................     (11,803)        25,504           3,483               --         17,184
  Other...........................................       9,026         35,151          12,661               --         56,838
                                                    ----------     ----------     -----------      -----------    -----------
        Total long-term liabilities...............   1,352,409        628,038          68,906               --      2,049,353
Stockholders' equity:
  Common stock....................................       5,254         78,808         506,787         (585,595)         5,254
  Treasury stock..................................    (148,019)       (42,242)             --               --       (190,261)
  Additional paid-in capital......................   5,679,963        577,375       3,796,602       (4,378,539)     5,675,401
  Accumulated other comprehensive income (loss)...       1,522         10,498         (22,325)              --        (10,305)
  Retained earnings (deficit).....................     320,639        880,017      (2,408,372)        (857,658)    (2,065,374)
                                                    ----------     ----------     -----------      -----------    -----------
        Total stockholders' equity................   5,859,359      1,504,456       1,872,692       (5,821,792)     3,414,715
                                                    ----------     ----------     -----------      -----------    -----------
        Total liabilities and stockholders'
          equity..................................  $7,450,301     $4,325,697     $ 4,256,276      $(8,514,217)   $ 7,518,057
                                                    ==========     ==========     ===========      ===========    ===========

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

                     CONSOLIDATING STATEMENT OF OPERATIONS

                                                                    GUARANTORS    NON-GUARANTOR   CONSOLIDATING   CONSOLIDATED
                                                     SANMINA-SCI   SUBSIDIARIES   SUBSIDIARIES    ELIMINATIONS       TOTAL
                                                     -----------   ------------   -------------   -------------   ------------
                                                                                  (IN THOUSANDS)
Net sales..........................................   $ 739,137     $3,990,654     $ 5,426,427     $(1,394,588)   $ 8,761,630
Cost of sales......................................     670,243      3,862,697       5,248,577      (1,394,588)     8,386,929
                                                      ---------     ----------     -----------     -----------    -----------
        Gross profit...............................      68,894        127,957         177,850              --        374,701
Operating expenses:
  Selling, general and administrative..............      67,625        100,830         119,170              --        287,625
  Amortization of intangibles......................          --          5,757              --              --          5,757
  Goodwill impairment and write down of intangible
    assets.........................................     299,000             --       2,371,000              --      2,670,000
  Merger and integration costs.....................       3,707             --              --              --          3,707
  Restructuring costs..............................      38,887        102,627          30,281              --        171,795
                                                      ---------     ----------     -----------     -----------    -----------
        Total operating expenses...................     409,219        209,214       2,520,451              --      3,138,884
Operating income (loss)............................    (340,325)       (81,257)     (2,342,601)             --     (2,764,183)
  Interest income..................................      22,098          2,706             488              --         25,292
  Interest expense.................................     (63,212)       (27,464)         (7,157)             --        (97,833)
  Interest income (expense) -- intercompany........      11,402         15,500         (26,902)             --             --
  Other Income (expense)...........................      18,187          4,018            (373)             --         21,832
                                                      ---------     ----------     -----------     -----------    -----------
Other Income (expense), net........................     (11,525)        (5,240)        (33,944)             --        (50,709)
                                                      ---------     ----------     -----------     -----------    -----------
Income (loss) before provision (benefit) for income
  taxes............................................    (351,850)       (86,497)     (2,376,545)             --     (2,814,892)
Provision (benefit) for income taxes...............     (83,075)       (36,333)          1,269              --       (118,139)
                                                      ---------     ----------     -----------     -----------    -----------
        Net loss...................................   $(268,775)    $  (50,164)    $(2,377,814)    $        --    $(2,696,753)
                                                      =========     ==========     ===========     ===========    ===========

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

                     CONSOLIDATING STATEMENT OF CASH FLOWS

                                                                    GUARANTOR     NON-GUARANTOR   CONSOLIDATING   CONSOLIDATED
                                                     SANMINA-SCI   SUBSIDIARIES   SUBSIDIARIES    ELIMINATIONS       TOTAL
                                                     -----------   ------------   -------------   -------------   ------------
                                                                                  (IN THOUSANDS)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss...........................................  $ (268,775)    $ (50,164)     $(2,377,814)       $  --       $(2,696,753)
Adjustments to reconcile net income (loss) to cash
  provided by operating activities:
    Depreciation and amortization..................      45,694       104,648           99,230           --           249,572
    Restructuring costs............................      49,738        38,791           11,056           --            99,585
    Provision (benefit) for doubtful accounts......      (2,186)          765               --           --            (1,421)
    Deferred income taxes..........................      61,031       (47,637)          14,288           --            27,682
    Tax benefit from disqualified dispositions.....       2,000            --               --           --             2,000
    (Gain) loss on disposal of property and
      equipment....................................       9,322            --               --           --             9,322
    (Gain) loss from investment in 50% owned
      companies....................................       4,512            --               --           --             4,512
    (Gain) loss from repurchase of convertible
      notes........................................     (54,493)           --               --           --           (54,493)
    Write-off of cost method investments...........      23,284            --               --           --            23,284
    Goodwill impairment and writedown of intangible
      assets.......................................     299,000            --        2,371,000           --         2,670,000
    Other, net.....................................          --         4,752               --           --             4,752
    Changes in operating assets and liabilities:
      Accounts Receivable..........................     191,402        39,128         (115,783)          --           114,747
      Account receivable securitization............          --      (211,013)              --           --          (211,013)
      Inventories..................................     158,879       233,560          384,747           --           777,186
      Prepaid expenses, deposits & other...........     (16,210)       54,913          (28,000)          --            10,703
      Accounts payable and accrued liabilities.....     (80,016)     (218,317)         137,186           --          (161,147)
      Income tax accounts..........................    (147,361)      103,630           (1,468)          --           (45,199)
                                                     -----------    ---------      -----------        -----       -----------
        Cash provided by operating activities......     275,821        53,056          494,442           --           823,319
CASH FLOWS FROM INVESTING ACTIVITIES
    Purchases of short-term investments............    (488,652)           --               --           --          (488,652)
    Proceeds from maturities of short-term
      investments..................................   1,202,903            --               --           --         1,202,903
    Purchases of property, plant and equipment.....     (19,599)      (16,815)         (56,577)          --           (92,991)
    Cash paid for businesses acquired, net.........    (108,683)      (57,782)        (153,476)          --          (319,941)
    Proceeds from sale of assets...................       1,684         2,289               --           --             3,973
                                                     -----------    ---------      -----------        -----       -----------
        Cash provided by (used for) investing
          activities...............................     587,653       (72,308)        (210,053)          --           305,292
                                                     -----------    ---------      -----------        -----       -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Proceeds from notes and credit facilities,
      net..........................................   1,424,000       204,300           15,182           --         1,643,482
    Issuance (repurchase) of convertible notes.....    (125,466)           --               --           --          (125,466)
    Payments of long-term debt.....................  (1,021,043)     (991,092)         (40,832)          --        (2,052,967)
    Proceeds from sale of common stock, net of
      issuance costs...............................      17,545            --               --           --            17,545
    Repurchase of common stock.....................    (116,344)           --               --           --          (116,344)
    Proceeds from (repayment of) intercompany
      debt.........................................  (1,083,141)      887,287          195,854           --                --
                                                     -----------    ---------      -----------        -----       -----------
        Cash provided by (used for) financing
          activities...............................    (904,449)      100,495          170,204           --          (633,750)
  Effect of exchange rate changes..................          --            --            2,024           --             2,024
                                                     -----------    ---------      -----------        -----       -----------
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS...     (40,975)       81,243          456,617           --           496,885
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD...     495,793        31,276           40,400           --           567,469
                                                     -----------    ---------      -----------        -----       -----------
CASH AND CASH EQUIVALENTS AT END OF PERIOD.........  $  454,998     $ 112,519      $   497,017        $  --       $ 1,064,534
                                                     ===========    =========      ===========        =====       ===========

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